UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): October 20, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



 ==============================================================================

Item No. 8.01     Press release dated 20 October, 2004 - Six Monthly Return

                                   SCHEDULE 5

                        BLOCKLISTING SIX MONTHLY RETURN


To:  Listing Applications
     UK Listing Authority
     Financial Services Authority
     25, The North Colonnade
     Canary Wharf
     London, E14 5HS


Please ensure the entries on this return are typed

1. Name of company
Marconi Corporation plc

2. Name of scheme
Employee Share Option Plan

3. Period of return:
From       18 February 2004                          To     30 September 2004

4. Number and class of shares(s) (amount of stock / debt security) not issued under scheme
1,415,000 ordinary shares of 25p each

5. Number of shares issued / allotted under scheme during period:
548,898 ordinary shares of 25p each

6. Balance under scheme not yet issued / allotted at end of period 866,102 ordinary shares of 25p each

7. Number and class of share(s) (amount of stock / debt securities) originally listed and the date of admission;
285,000 ordinary shares of 25p each on 18 February 2004

Please confirm total number of shares in issue at the end of the period in order for us to update our records
204,907,259 ordinary shares of 25p each


Contact for queries

Name              Kevin Smith
Address           New Century Park, PO Box 53, Coventry CV3 1HJ
Telephone         02476 563704


Person making the return

Name              Kevin Smith
Position          New Century Park, PO Box 53, Coventry CV3 1HJ
Signature



The FSA does not give any express or implied warranty as to the accuracy of this document or material and does not accept any liability for error or omission. The FSA is not liable for any damages (including, without limitation, damages for loss of business or loss of profits) arising in contract, tort or otherwise from the use of or inability to use this document, or any material contained in it, or from any action or decision taken as a result of using this document or any such material.





                                   SCHEDULE 5

                        BLOCKLISTING SIX MONTHLY RETURN


To:  Listing Applications
     UK Listing Authority
     Financial Services Authority
     25, The North Colonnade
     Canary Wharf
     London, E14 5HS


Please ensure the entries on this return are typed

1. Name of company
Marconi Corporation plc

2. Name of scheme
Senior Management Share Option Plan

3. Period of return:
From       3 February 2004                           To     30 September 2004

4. Number and class of shares(s) (amount of stock / debt security) not issued under scheme
4,955,000 ordinary shares of 25p each

5. Number of shares issued / allotted under scheme during period:
4,329,000 ordinary shares of 25p each

6. Balance under scheme not yet issued / allotted at end of period 626,000 ordinary shares of 25p each

7. Number and class of share(s) (amount of stock / debt securities) originally listed and the date of admission;
305,000 ordinary shares of 25p each on 2 February 2004

Please confirm total number of shares in issue at the end of the period in order for us to update our records
204,907,259 ordinary shares of 25p each


Contact for queries

Name              Kevin Smith
Address           New Century Park, PO Box 53, Coventry CV3 1HJ
Telephone         02476 563704


Person making the return

Name              Kevin Smith
Position          New Century Park, PO Box 53, Coventry CV3 1HJ
Signature


The FSA does not give any express or implied warranty as to the accuracy of this document or material and does not accept any liability for error or omission. The FSA is not liable for any damages (including, without limitation, damages for loss of business or loss of profits) arising in contract, tort or otherwise from the use of or inability to use this document, or any material contained in it, or from any action or decision taken as a result of using this document or any such material.



                                   SCHEDULE 5

                        BLOCKLISTING SIX MONTHLY RETURN


To:  Listing Applications
     UK Listing Authority
     Financial Services Authority
     25, The North Colonnade
     Canary Wharf
     London, E14 5HS


Please ensure the entries on this return are typed

1. Name of company
Marconi Corporation plc

2. Name of scheme
Warrants

3. Period of return:
From       9 March 2004                              To     30 September 2004

4. Number and class of shares(s) (amount of stock / debt security) not issued under scheme
379,216 ordinary shares of 25p each

5. Number of shares issued / allotted under scheme during period:
4,977 ordinary shares of 25p each

6. Balance under scheme not yet issued / allotted at end of period 374,239 ordinary shares of 25p each

7. Number and class of share(s) (amount of stock / debt securities) originally listed and the date of admission;
398,032 ordinary shares of 25p each on 9 September 2003

Please confirm total number of shares in issue at the end of the period in order for us to update our records
204,907,259 ordinary shares of 25p each


Contact for queries

Name              Kevin Smith
Address           New Century Park, PO Box 53, Coventry CV3 1HJ
Telephone         02476 563704


Person making the return

Name              Kevin Smith
Position          New Century Park, PO Box 53, Coventry CV3 1HJ
Signature


The FSA does not give any express or implied warranty as to the accuracy of this document or material and does not accept any liability for error or omission. The FSA is not liable for any damages (including, without limitation, damages for loss of business or loss of profits) arising in contract, tort or otherwise from the use of or inability to use this document, or any material contained in it, or from any action or decision taken as a result of using this document or any such material.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: October 20, 2004